OPERATING LEASES (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Minimum future revenues to be received under non-cancelable operating leases [Abstract]
2018	$ 225,822
2019	199,174
2020	181,678
2021	133,495
2022	61,720
Thereafter	117,526
Total minimum lease revenues	919,415
Cost and accumulated depreciation of vessels leased on operating leases [Abstract]
Cost	2,256,747	$ 2,154,994
Accumulated depreciation	494,151	417,825
Vessels and equipment, net	$ 1,762,596	$ 1,737,169